U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): September 19, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

            NEVADA                                         20-4858058
        (State or other jurisdiction of                     (IRS Employer
      incorporation or organization)                   Identification No.)

               2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713) 457-0610
                            (Issuer Telephone Number)

     Check  the  appropriate  box   below   if  the  Form  8-K  is   intended
to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with Texhoma Energy, Inc.'s ("we," "us," and "our") annual meeting of shareholders which was held at our principal executive offices on September 19, 2006 (the "Meeting"), shareholders holding 117,225,000 shares of our common stock, which shares represented approximately 65% of our outstanding common stock as of the record date of the Meeting, July 28, 2006 (the "Record Date"), voted to re-elect Frank Jacobs, who currently serves as our Executive Chairman and has served as a Director since January 2005, and Max Maxwell, who currently serves as our President and Chief Executive Officer and has served as a Director since April 10, 2006, as our Directors. Mr. Jacobs and Mr. Maxwell will serve as our Directors until our next annual meeting of shareholders and until their successors, if any, are elected and qualified.

Our former Director, Brian Alexander did not stand for re-election and was not re-elected as a Director at the Meeting. As such, as of September 19, 2006, our Board of Directors consists solely of Mr. Jacobs and Mr. Maxwell.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 20, 2006, with an effective date of filing of September 21, 2006, we filed a Certificate of Amendment to our Articles of Incorporation to increase our authorized shares of common stock to three hundred million (300,000,000) shares of common stock, $0.001 par value per share, and to re-authorize one million (1,000,000) shares of preferred stock, $0.001 par value per share (the "Amendment").

Additionally, the Amendment provided that shares of our preferred stock may be issued from time to time in one or more series, with distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. The preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by our Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

The Amendment, as well as the items described below, were approved by the affirmative vote of 117,225,000 shares of our common stock at our Meeting, which

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shares  represented  approximately 65% of our outstanding common stock as of the
Record  Date  of  the  Meeting.

In addition to the election of our Directors and approval for the Amendment, as described above, we ratified the following at the Meeting:

     (1)  Our  2006  Stock  Incentive  Plan  (the  "Plan");

     (2) The grant of 10,000,000 options to our officers, Directors, employees and consultants, pursuant to the Plan, which grants are described in greater detail in our Form 8-K filed with the Commission on June 8, 2006; and

     (3) The appointment of Jewett, Schwartz & Associates, Certified Public Accountants as our independent auditors for the fiscal years ended September 30, 2005 and 2006.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibit Number     Description of Exhibit
---------------     --------------------------------------------
     3.1*           Certificate  of  Amendment  to  Articles of Incorporation
                    increasing our authorized shares of common stock to 300,000,000 shares, $0.001 par value per share

* Filed herewith.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------

September 22, 2006

/s/ Max E. Maxwell
--------------------
Max E. Maxwell,
President


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